EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for ImproveNet, Inc. of our report dated March 26, 2004 on the financial statements of ImproveNet, Inc. for the years ended December 31, 2003 and 2002, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                               /s/ SEMPLE & COOPER, LLP

August 23, 2004